Exhibit 99.4

SPECIAL MEETING OF SHAREHOLDERS OF First Evanston Bancorp, Inc. April 18, 2018 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at - www.firstbt.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00030030000000000000 1 changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. A proposal to adopt the Agreement and Plan of Merger, dated as of November 27, 2017, by and among First Evanston Bancorp, Inc., Byline Bancorp, Inc. and Wildcat Acquisition Corporation, as such agreement may be amended from time to time (which we refer to as the "merger agreement"), and to approve the merger of Wildcat Acquisition Corporation with and into First Evanston Bancorp, Inc., with First Evanston Bancorp, Inc. as the surviving corporation and wholly owned subsidiary of Byline Bancorp, Inc., and the other transactions contemplated by the merger agreement. 2. A proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including to permit further solicitation if an insufficient number of votes are cast to adopt the merger agreement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and Proposal 2. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Shareholder Date: Signature of Shareholder Date:

- 0 First Evanston Bancorp, Inc. Proxy for Special Meeting of Shareholders on April 18, 2018 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Robert Yohanan and Owen Beacom, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Shareholders of First Evanston Bancorp, Inc., to be held on April 18, 2018, at the Hilton Orrington Hotel, 1710 Orrington Ave., Evanston, IL 60201, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 14475 1.1

SPECIAL MEETING OF SHAREHOLDERS OF First Evanston Bancorp, April 18, 2018 Inc. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00030030000000000000 1 changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. A proposal to adopt the Agreement and Plan of Merger, dated as of November 27, 2017, by and among First Evanston Bancorp, Inc., Byline Bancorp, Inc. and Wildcat Acquisition Corporation, as such agreement may be amended from time to time (which we refer to as the "merger agreement"), and to approve the merger of Wildcat Acquisition Corporation with and into First Evanston Bancorp, Inc., with First Evanston Bancorp, Inc. as the surviving corporation and wholly owned subsidiary of Byline Bancorp, Inc., and the other transactions contemplated by the merger agreement. 2. A proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including to permit further solicitation if an insufficient number of votes are cast to adopt the merger agreement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and Proposal 2. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Shareholder Date: Signature of Shareholder Date: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at - www.firstbt.com COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS